证明

寿光市是我国目前最重要的溴素生产基地，其生产量占到全国总生产量的 40%左右。寿光市溴素行业协会是在寿光市注册，由溴素生产和深加工企业组成，在寿光市政府相关部门监督管理下的行业协会。其主要职责是对寿光市范围内的溴素生产及深加工企业进行规范管理和监督，促进协会各企业遵守国家法律法规，促进企业间的技术合作和信息交流，共同促进寿光市溴素行业的发展。在我协会的会员中，寿光市豪源化工有限公司是我市最大的溴素生产商，其在各地共有九个溴素生产厂，在我协会统计的生产信息资料中，寿光市豪源化工有限公司在 2010 年的溴素总产量约为三万多吨。

特此证明

寿光市溴素行业协会

二零一一年八月一日